Registration Nos. 2-34576
                         811-1940

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

Pre-Effective Amendment No.

Post-Effective Amendment No.          43                   X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940                                          X

Amendment No.      30                                       X


              SMITH BARNEY APPRECIATION FUND INC.
       (Exact name of Registrant as specified in Charter)

         388 Greenwich Street, New York, New York 10013
      (Address of principal executive offices) (Zip Code)

                    (212) 816-6474
      (Registrant's telephone number, including Area Code)

                       Christina T. Sydor
                           Secretary

              Smith Barney Appreciation Fund Inc.
                      388 Greenwich Street
                    New York, New York 10013
                          (22nd Floor)
            (Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

	immediately upon filing pursuant to paragraph (b)

XXX	on  April 30, 1998 pursuant to paragraph (b) of Rule 485

	60 days after filing pursuant to paragraph (a)(i)

	on (date) pursuant to paragraph (a)(i)

	75 days after filing pursuant to paragraph (a)(ii)

	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock, par value $0.001 per share.

             CONTENTS OF REGISTRATION STATEMENT

Front Cover
Contents Page
Cross-Reference Sheet
Part  A -  Prospectus dated April 30, 1998 for Class A, Class
B, Class C and Class Y Shares
     Prospectus dated April  30, 1998 for Class Z Shares
Part B - Statement of Additional Information dated April 30,
1998
Part C - Other Information


            SMITH  BARNEY APPRECIATION FUND INC.

                           FORM N-1A

                     CROSS REFERENCE SHEET

                    PURSUANT TO RULE 495(a)

Part A.
Item No.                     Prospectus Caption

1. Cover Page                     Cover Page

2. Synopsis                       Prospectus Summary    (Not
applicable for Class
                             Z Prospectus)

3.   Condensed   Financial  Information            Financial
Highlights

4.  General  Description  of Registrant         Cover  Page;
Prospectus Summary    (Not
                                applicable   for   Class   Z
Prospectus)    ;
                             Investment Objective and
                             Management Policies; Additional
Information;
                             Annual Report

5.  Management  of the Fund              Management  of  the
Fund; Distributor
                                 (Not applicable for Class Z
Prospectus)    ;
                              Additional Information; Annual
Report

6.  Capital  Stock  and  Other  Securities        Investment
Objective and Management Policies;
                               Dividends, Distributions  and
Taxes;
                             Additional Information

7.  Purchase of Securities Being Offered           Valuation
of Shares; Purchase of Shares;
                              Exchange Privilege; Redemption
of Shares;
                                 Minimum    Account    Size;
Distributor;    ( In
                               Class   Z   Prospectus,   see
Purchase, Exchange and
                             Redemption of Shares)

8.  Redemption or Repurchase            Purchase of  Shares;
Redemption of Shares;
                               Exchange  Privilege;   (   In
Class Z Prospectus, see
                                Purchase,    Exchange    and
Redemption of Shares)

9. Legal Proceedings                   Not Applicable

Part B                            Statement of
Item No.                     Additional Information Caption

10. Cover                         Cover Page

11. Table of Contents                  Table of Contents

12.    General    Information                   Distributor;
Additional Information

13.   Investment  Objective  and  Policies        Investment
Objective and Management
                             Policies

14.  Management  of the Fund             Management  of  the
Fund; Distributor

15.  Control  Persons and Principal           Management  of
the Fund
     Holders of Securities

16.  Investment Advisory and Other Services   Management  of
the Fund; Distributor

17.   Brokerage   Allocation                      Investment
Objective and Management Policies

18.  Capital  Stock  and Other Securities       Purchase  of
Shares; Redemption of Shares;
                             Taxes

19.  Purchase, Redemption and Pricing of           Valuation
of Shares; Purchase of Shares;
       Securities   Being   Offered                 Exchange
Privilege; Redemption of Shares
                             Distributor

20. Tax Status                         Taxes

21. Underwriters                       Distributor

22.  Calculation  of  Performance  Data          Performance
Data;     (In Class Z Prospectus,
                             see Performance)

23.    Financial   Statements                      Financial
Statements

PART A


P R O S P E C T U S

                                                                    SMITH BARNEY
                                                                    Appreciation
                                                                       Fund Inc.

                                                             APRIL 30, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

PROSPECTUS
                                                            April 30, 1998
Smith Barney Appreciation Fund Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Appreciation Fund Inc. (the "Fund") is an open-end, diversified management investment company which seeks long-term appreciation of sharehold-ers' capital through investments primarily in equity securities.

  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information (the "SAI") dated April 30, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.

Distributor

MUTUAL MANAGEMENT CORP.

Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            9
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   14
-------------------------------------------------
VALUATION OF SHARES                            19
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             19
-------------------------------------------------
PURCHASE OF SHARES                             20
-------------------------------------------------
EXCHANGE PRIVILEGE                             30
-------------------------------------------------
REDEMPTION OF SHARES                           33
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           36
-------------------------------------------------
PERFORMANCE                                    36
-------------------------------------------------
MANAGEMENT OF THE FUND                         37
-------------------------------------------------
DISTRIBUTOR                                    39
-------------------------------------------------
ADDITIONAL INFORMATION                         39
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified, management invest-ment company whose investment objective is to seek long-term appreciation of shareholders' capital through investments primarily in equity securities. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. In addition, a fifth Class, Class Z shares, which is offered pur-suant to a separate prospectus, is offered exclusively to (a) tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") and its affiliates and (b) unit investment trusts ("UITs") sponsored by Smith Barney and its affiliates. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Re-duced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B

Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

  Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when com-bined with current holdings of Class C shares of the Fund, equal or exceed $500,000 in the aggregate should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates, shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Ex-change Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without sales charge as investment alternatives under both of these programs. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. Direct purchases by certain retirement plans may be made through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retire-ment Plan. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent invest-
ment require     -
ment for all Classes is $25. The minimum investment requirements for purchases of Fund shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment require-ment for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Sys-tematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Adviser") (for-merly Smith Barney Mutual Funds Management Inc.) serves as the Fund's invest-ment adviser and administrator. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial serv-ices holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distribu-tions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The value of the Fund's invest-ments will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests. The Fund may purchase put and call options on securities as well as enter into futures contracts and purchase and write (sell) options on these contracts. The Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. The Fund may invest in foreign securities, though management intends to limit such investments to 10% of the Fund's assets. Foreign investments may include additional risks associated with cur-rency exchange rates, less complete financial information about individual com-panies, less market liquidity and political instability. See "Investment Objec-tive and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operat-ing expenses for its most recent fiscal year:

  APPRECIATION FUND                            CLASS A CLASS B CLASS C CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)       5.00%   None    None    None
    Maximum CDSC (as a percentage of original
      cost or redemption proceeds, whichever
      is lower)                                 None*   5.00%   1.00%   None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                             0.59%   0.59%   0.59%   0.59%
    12b-1 fees**                                0.25    1.00    1.00    None
    Other expenses                              0.11    0.14    0.14    None
------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                 0.95%   1.73%   1.73%   0.59%
------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  Class A shares of the Fund purchased through the Smith Barney Asset One Pro-gram will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B and Class C shares, an annual 12b-1 fee of 1.00% of the value of average daily net assets of each respective Class, con-sisting of a 0.75% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  APPRECIATION FUND                           1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and
  (2) redemption at the end of each time
  period:
    Class A..................................  $59     $79    $100     $161
    Class B..................................   68      84     104      183
    Class C..................................   28      54      94      204
    Class Y..................................    6      19      33       74
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A..................................  $59     $79    $100     $161
    Class B..................................   18      54      94      183
    Class C..................................   18      54      94      204
    Class Y..................................    6      19      33       74
------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following information for the three years ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information for the fiscal years ended December 31, 1988 through December 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS A SHARES                  1997    1996  1995(1)    1994   1993(1)    1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                       $12.85  $11.90  $10.15   $11.01   $10.66   $10.26
--------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income          0.19    0.19    0.20     0.16     0.15     0.18
 Net realized and unrealized
 gain (loss)                    3.17    2.09    2.75    (0.24)    0.72     0.46
--------------------------------------------------------------------------------
Total Income (Loss) From
Operations                      3.36    2.28    2.95    (0.08)    0.87     0.64
--------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income         (0.20)  (0.19)  (0.20)   (0.18)   (0.16)   (0.15)
 Net realized gains            (2.09)  (1.14)  (1.00)   (0.60)   (0.36)   (0.09)
--------------------------------------------------------------------------------
Total Distributions            (2.29)  (1.33)  (1.20)   (0.78)   (0.52)   (0.24)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $13.92  $12.85  $11.90   $10.15   $11.01   $10.66
--------------------------------------------------------------------------------
TOTAL RETURN                   26.29%  19.25%  29.26%   (0.77)%   8.13%    6.29%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                    $2,526  $2,100  $1,933   $1,690   $1,579   $1,712
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       0.95%   1.00%   1.02%    1.02%    1.03%    0.88%
 Net investment income          1.47    1.52    1.71     1.61     1.35     1.58
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           57%     62%     57%      52%      52%      21%
--------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
SHARE PAID ON EQUITY
TRANSACTIONS(2)                $0.06   $0.06   $0.06       --       --       --
--------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS A SHARES (CONTINUED)                 1991    1990     1989   1988
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $8.30   $8.66    $7.04  $6.49
------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                     0.18    0.23     0.18   0.18
 Net realized and unrealized gain (loss)   2.05   (0.26)    1.90   0.69
------------------------------------------------------------------------
Total Income (Loss) From Operations        2.23   (0.03)    2.08   0.87
------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income                    (0.20)  (0.25)   (0.24) (0.19)
 Net realized gains                       (0.07)  (0.08)   (0.22) (0.13)
------------------------------------------------------------------------
Total Distributions                       (0.27)  (0.33)   (0.46) (0.32)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $10.26   $8.30    $8.66  $7.04
------------------------------------------------------------------------
TOTAL RETURN                              26.94%  (0.27)%  29.55% 13.45%
------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)       $1,753  $1,103   $1,000  $ 491
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                  0.80%   0.80%    0.90%  0.90%
 Net investment income                     2.20    2.90     3.20   2.70
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      19%     30%      24%    25%
------------------------------------------------------------------------

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS B SHARES             1997    1996   1995(1)   1994    1993(1)  1992(1)(2)
--------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR         $12.81  $11.88  $10.14   $11.00   $10.65     $10.55
--------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income      0.07    0.08    0.11     0.13     0.06       0.01
 Net realized and
 unrealized gain (loss)     3.15    2.08    2.74    (0.29)    0.73       0.34
--------------------------------------------------------------------------------
Total Income (Loss) From
Operations                  3.22    2.16    2.85    (0.16)    0.79       0.35
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income     (0.06)  (0.09)  (0.11)   (0.10)   (0.08)     (0.16)
 Net realized gains        (2.09)  (1.14)  (1.00)   (0.60)   (0.36)     (0.09)
--------------------------------------------------------------------------------
Total Distributions        (2.15)  (1.23)  (1.11)   (0.70)   (0.44)     (0.25)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                      $13.88  $12.81  $11.88   $10.14   $11.00     $10.65
--------------------------------------------------------------------------------
TOTAL RETURN               25.31%  18.29%  28.29%   (1.53)%   7.38%      3.28%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (MILLIONS)               $1,410  $1,134  $  988   $  761   $1,286     $1,122
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                   1.73%   1.78%   1.77%    1.80%    1.83%      1.82%+
 Net investment income      0.68    0.74    0.96     0.83     0.56       0.64+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       57%     62%     57%      52%      52%        21%
--------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
SHARE PAID ON EQUITY
TRANSACTIONS(3)            $0.06   $0.06   $0.06       --       --         --
--------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) For the period from November 6, 1992 (inception date) to December 31,
     1992.

 (3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
  ++Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS C SHARES                   1997     1996    1995(1)   1994    1993(1)(2)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                             $12.81  $ 11.88  $ 10.14  $11.00     $10.99
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income             0.09     0.09     0.11    0.10       0.07
 Net realized and unrealized
 gain (loss)                       3.13     2.08     2.74   (0.25)      0.38
-------------------------------------------------------------------------------
Total Income (Loss) From
Operations                         3.22     2.17     2.85   (0.15)      0.45
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income            (0.06)   (0.10)   (0.11)  (0.11)     (0.08)
 Distributions from net
 investment income                (2.09)   (1.14)   (1.00)  (0.60)     (0.36)
-------------------------------------------------------------------------------
Total Distributions               (2.15)   (1.24)   (1.11)  (0.71)     (0.44)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR     $13.88   $12.81   $11.88  $10.14     $11.00
-------------------------------------------------------------------------------
TOTAL RETURN                      25.31%   18.34%   28.29%  (1.41)%     4.09%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)  $47,872  $25,505  $14,653  $5,040     $2,214
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                          1.73%    1.77%    1.77%   1.66%      1.68%+
 Net investment income             0.68     0.75     0.96    0.98       0.71+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE              57%      62%      57%     52%        52%
-------------------------------------------------------------------------------
AVERAGE COMMISSIONS PAID ON
EQUITY TRANSACTIONS(3)            $0.06    $0.06    $0.06      --         --
-------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) For the period from February 4, 1993 (inception date) to December 31,
     1993.
 (3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
  ++Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS Y SHARES                      1997(1)  1996(1)(2)
--------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR   $12.86   $ 12.10
--------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                 0.27      0.23
 Net realized and unrealized gain      3.14      1.89
--------------------------------------------------------
Total Income From Operations           3.41      2.12
--------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                (0.25)    (0.22)
 Net realized gains                   (2.09)    (1.14)
--------------------------------------------------------
Total Distributions                   (2.34)    (1.36)
--------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $13.93    $12.86
--------------------------------------------------------
TOTAL RETURN                          26.70%    17.65%++
--------------------------------------------------------
NET ASSETS, END OF YEAR (000S)      $56,302   $73,196
--------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                              0.59%     0.66%+
 Net investment income                 1.79      2.06+
--------------------------------------------------------
PORTFOLIO TURNOVER RATE                  57%       62%
--------------------------------------------------------
AVERAGE COMMISSIONS PAID ON
EQUITY TRANSACTIONS                   $0.06     $0.06
--------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) For the period from January 30, 1996 (inception date) to December 31,
     1996.

  ++Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund's investment objective is long-term appreciation of shareholders' capital through investments primarily in equity securities. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) which are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries. At the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. For example, the Fund may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justi-fied in relation to their underlying assets or earning power, or companies in which changes are anticipated that would result in improved operations or profitability. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national exchanges, and the Fund may make investments in foreign securities though management intends to limit such investments to 10% of the Fund's assets. In analyzing securities for invest-ment, the Adviser considers many different factors, including past growth rec-ords, management capability, future earnings prospects and technological inno-vation, as well as general market and economic factors which can influence the price of securities. While the Adviser considers dividend potential in select-ing investments, current income for distribution to shareholders is secondary to the Fund's principal objective of long-term capital appreciation. The value of the Fund's investments, and thus the net asset value of the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests.

  Under normal market conditions, the majority of the Fund's portfolio con-sists of common stocks, but it also may contain other equity securities as described above, as well as short-term money market instruments for cash man-agement purposes. When the Adviser believes that market conditions warrant, the Fund may adopt a temporary defensive investment posture, and invest in debt obligations, increase its investment in short-term money market instru-ments, or engage in repurchase agreement transactions with respect to the securities it is authorized to hold (as described below).

  Further information about the Fund's investment policies, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the SAI.

 INVESTMENT POLICIES AND STRATEGIES

  Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or obligations of the United States government or its agencies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recov-ery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

  Short-Term Investments. As noted above, the Fund may invest in short-term money market instruments, such as: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (in-cluding their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan asso-ciations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

  Repurchase Agreements. The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrange-ment results in a fixed rate of return that is not subject to market fluctua-tions during the Fund's holding period. Further information on repurchase agreements and the risks associated with such investments appears in the SAI.

  Foreign Securities. The Fund may invest in securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities, together with other types of foreign securities, to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evi-dence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

  Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about indi-vidual companies, less market liquidity and political instability.

  Purchasing Put and Call Options on Securities. The Fund may purchase put options on securities owned by the Fund and on securities which the Fund may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value on the underlying security, however, will be par-tially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may purchase call options on a security it intends to purchase in the future to avoid the additional cost that would result from a substantial increase in the market price of the security. Prior to their expiration, put and call options may be sold in closing sale transac-tions (sales by the Fund, prior to the exercise of options it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus related transaction costs. The Fund can invest up to 5% of its total assets in put and call options on securities.

  Stock Index Options. The Fund may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide price movements affecting that portion of its assets invested in the country whose stocks are subject to the hedge. A stock index measures the movement of a cer-tain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indexes are similar to options on securities. Because no underlying security can be delivered, however, the option represents the hold-er's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. Options on foreign stock indexes are similar to options on domestic stock exchanges. Like domestic stock index options, foreign stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. Unlike domestic stock index options, foreign stock index options carry risks associated with investing in foreign securities. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diver-sification of the Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, suc-cessful use by the Fund of options will be subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of the underlying index. The Fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.

  When the Fund writes an option on a stock index, it will establish a segre-gated account with the Fund's custodian, or with a foreign subcustodian in which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option. The Fund will maintain the account while the option is open.

  Futures Contracts and Related Options. The Fund may enter into futures con-tracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency contracts and put and call options on these futures contracts.
These contracts will be entered into only upon the concurrence of the Adviser that such contacts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges desig-nated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging purposes and other permissible risk management purposes, including protecting against anticipated changes in the value of securities the Fund intends to purchase.

  The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

  The Fund may lose the expected benefit of these futures or options transac-tions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly cor-related with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and, as a result of daily price fluctuations limits, there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

  Portfolio Transactions and Turnover. Portfolio securities transactions on behalf of the Fund are placed by the Adviser with a number of brokers and deal-ers, including Smith Barney. Smith Barney has advised the Fund that in transac-tions with the Fund, Smith Barney charges a commission rate at least as favora-ble as the rate that Smith Barney charges its comparable unaffiliated customers in similar transactions.

  The Fund generally does not engage in short-term trading but intends to pur-chase securities for long-term capital appreciation. While the Fund's portfolio turnover rate has in the past exceeded 100%, the Fund's annual portfolio turn-over rate is not expected to exceed 100%.

  Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be com-pliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying com-puter systems will not impair Fund services at that time.

VALUATION OF SHARES

  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Fund's Board of Directors determines that amortized cost is the fair value of those instruments. Further information regarding the Fund's valu-ation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute substantially all its net investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In order to avoid the application of a 4.00% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution, shortly before December 31 in each year, of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax. The per share dividends on Class B and Class C shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

 TAXES

  The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Dividends paid from net invest-ment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long sharehold-ers have held their Fund shares and whether such dividends and distributions are received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in addi-tional Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. Some of the Fund's dividends declared from net invest-ment income may qualify for the Federal dividends-received deduction for cor-porations.

  Statements as to the tax status of each shareholder's dividends and distri-butions are mailed annually. Each shareholder also will receive, if appropri-ate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Share-holders should consult their own tax advisors about the status of the Fund's dividends and distributions for state and local tax liabilities.

PURCHASE OF SHARES


 GENERAL

  The Fund offers the general public four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC pay-able upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Class
Z shares are offered without a sales charge, CDSC, or service or distribution fee, exclusively to: (a) tax-exempt employee benefit and retirement plans of Smith Barney and its affiliates and (b) certain UITs sponsored by Smith Barney and its affiliates. Investors meeting either of these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Shares Prospectus. See "Pro-spectus Summary -- Alternative Purchase Arrangements" for a discussion of fac-tors to consider in selecting which Class of shares to purchase.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group, except for investors purchasing shares of the Fund through a qualified retirement plan who may do so directly through the Transfer Agent. When pur-chasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the Transfer Agent are not subject to a maintenance fee.

  Investors in Class A, Class B and Class C shares may open an account by mak-ing an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000.

  Subsequent investments of at least $50 may be made for all Classes. For par-ticipants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes is $25. For shareholders purchas-ing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds or other mutual funds affiliated with Travelers, and their spouses and children and unitholders who invest distributions from a UIT sponsored by Smith Barney. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares pur-chased will be held in the shareholder's account by the Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Trans-fer Agent.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased through Smith Barney or Introducing Bro-kers purchasing through Smith Barney, payment for Fund shares is due on the third business day (the "settlement date") after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized, through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis, to charge the regular bank account or other finan-cial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Fund account. A share-holder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Systematic Invest-ment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                                                   DEALERS
                         SALES CHARGE AS % SALES CHARGE AS %  REALLOWANCE AS %
  AMOUNT OF INVESTMENT   OF OFFERING PRICE OF AMOUNT INVESTED OF OFFERING PRICE
-------------------------------------------------------------------------------
  Less than $25,000            5.00%              5.26%             4.50%
  $ 25,000 - $ 49,999          4.00               4.17              3.60
  $ 50,000 - $ 99,999          3.50               3.63              3.15
  $100,000 - $249,999          3.00               3.09              2.70
  $250,000 - $499,999          2.00               2.04              1.80
  $500,000 and over              *                 *                  *
-------------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds or other mutual funds affiliated with Travelers (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge, and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemp-tion; (e) purchases by accounts managed by registered investment advisory sub-sidiaries of Travelers; (f) direct rollovers by plan participants of distribu-tions from a 401(k) plan offered to employees of Travelers or its subsidiaries or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Pro-gram (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) purchases by investors participating in a Smith Barney fee-based arrangement; (i) investments of distributions from a UIT spon-sored by Smith Barney; and (j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs.
In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of the Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for pay-roll deductions, IRAs or investments pursuant to retirement plans under Sec-tions 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and
(c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between repre-sentatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discre-tion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applica-ble to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent appli-cation.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further informa-tion.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at the net asset value next determined without an ini-tial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. CDSC Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of purchases by Participating Plans, as described below. See "Purchase of Shares -- Smith Barney 401(k) and ExecChoice(TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 5.00%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There also will be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements --
 Class B Shares Conversion Feature." The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other applica-ble Smith Barney Mutual Funds, and Fund shares being redeemed will be consid-ered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her invest-ment. Assuming at the time of the redemption the net asset value had appreci-ated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege");
(b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

  The Fund offers to Participating Plans Class A and Class C shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class C Shares. Class C shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, a Participating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund. (For Participating Plans, that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) Program that has not previ-ously qualified for an exchange into Class A shares will be offered the oppor-tunity to exchange all of its Class C shares for Class A shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Fund but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the SmithBarney 401(k) Program or the Smith Barney ExecChoice(TM) Program must pur-chase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Fund are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Pro-gram.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares of a Fund. Such Partici-pating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of a Fund but instead may acquire Class A shares of the Fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alterna-tives".

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinstatement of dividends or capital gain distributions, plus the current net asset value of Class B shares pur-chased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those share-holders made the purchase payment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the fol-lowing Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

  Growth Funds

    Concert Peachtree Growth Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.

    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund

  Growth and Income Funds
    Concert Social Awareness Fund
    Smith Barney Convertible Fund

    Smith Barney Funds, Inc. -- Large Cap Value Fund

    Smith Barney Premium Total Return Fund
    Smith Barney Utilities Fund

  Taxable Fixed-Income Funds
    **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    +++Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities
    Fund

    Smith Barney Funds, Inc. -- U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
    *Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio

    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

  Global-International Funds

    Smith Barney Hansberger Global Small Cap Value Fund

    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

    Smith Barney Concert Allocation Series Inc. -- Global Portfolio

    Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

  Money Market Funds
    +Smith Barney Exchange Reserve Fund
    ++Smith Barney Money Funds, Inc. -- Cash Portfolio
    ++Smith Barney Money Funds, Inc. -- Government Portfolio
    ***Smith Barney Money Funds, Inc. -- Retirement Portfolio
    +++Smith Barney Muni Funds -- California Money Market Portfolio
    +++Smith Barney Muni Funds -- New York Money Market Portfolio
    +++Smith Barney Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
  * Available for exchange with Class A, Class C and Class Y shares of the
    Fund.
 ** Available for exchange with Class A and Class B shares of the Fund. In addition, shareholders who own Class C shares of the Fund through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this Fund.
*** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class B and Class C shares of the Fund.

 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, Participating Plans operating prior to June 21, 1996 and investing in Class C shares may exchange those shares for Class C shares of this fund.
+++ Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

  Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what consti-tutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See""Redemption of Shares--Telephone Redemption and Exchange Program."

  Exchanges will be processed at the net asset value next determined. Redemp-tion procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identi-cal to the registration of the shares of the fund exchanged, no signature guar-antee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describ-ing the shares to be acquired. The Fund reserves the right to modify or discon-tinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

  The Fund is required to redeem shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trad-ing on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), in extraordi-nary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the share-holder's benefit without specific instruction, and Smith Barney will benefit from the use of temporarily uninvested funds. Redemp-tion proceeds for shares purchased by check, other than a certified or offi-cial bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

     Smith Barney Appreciation Fund Inc.
     Class A, B, C or Y (please specify)
     c/o First Data Investor Services Group, Inc.
     P.O. Box 5128
     Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature appearing on a redemption request, share certificate or stock power in excess of $10,000 must be guaranteed by an eli-gible guarantor institution such as a domestic bank, savings and loan institu-tion, domestic credit union, member bank of the Federal Reserve System or mem-ber firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. The Transfer Agent may require additional supporting documents for redemptions made by corpora-tions, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligi-ble to redeem and exchange Fund shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact the Transfer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such request may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this pro-gram.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registra-tion of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regard-ing the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

  From time to time, the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on histori-cal earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composi-tion of its investment portfolio and operating expenses. These factors and pos-sible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE FUND

 BOARD OF DIRECTORS

  Overall responsibility for the management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's investment adviser, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 1998 in excess of $100 billion.

  Subject to the supervision and direction of the Fund's Board of Directors, MMC manages the Fund's portfolio in accordance with the Fund's stated invest-ment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio man-agers and securities analysts who provide research services to the Fund. MMC also serves as the Fund's Administrator and oversees all aspects of the Fund's administration.

  Investment advisory fees are computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.55% up to $250 million;

0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion; 0.402% of the next $1 billion; and 0.365% of net assets in excess of $3 billion. For the fiscal year ended December 31, 1997, the Fund paid investment advisory fees equal to 0.43% of the value of the average daily net assets of the Fund.

  Administration fees are computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.20% up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next $1 billion; and 0.135% of net assets in excess of $3 billion. For the fiscal year ended December 31, 1997, the Fund paid administration fees equal to 0.16% of the value of the average daily net assets of the Fund. For the Fund's most recent fiscal year, total operating expenses were 0.95%, 1.73%, 1.73% and 0.59% for Class A, B, C and Class Y shares, respectively.

 PORTFOLIO MANAGEMENT

  Harry D. Cohen, Vice President and Investment Officer of the Fund and Manag-ing Director of Smith Barney, is primarily responsible for management of the Fund's assets. Mr. Cohen has served in this capacity since January 1979, and manages the day-to-day operations of the Fund, including making all investment decisions.

  Management's discussion and analysis and additional performance information regarding the Fund during the fiscal year ended December 31, 1997 is included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Con-sultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a mate-rial adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR
  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid an annual distribution fee with respect to Class B and Class C shares at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Class B shares which automatically con-vert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who pro-vide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney asso-ciated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Direc-tors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION

  The Fund was incorporated under the laws of the State of Maryland on September 2, 1969, and is registered with the SEC as a diversified, open-end management investment company.

  The Fund offers shares of common stock currently classified into fiveClasses -- A, B, C, Y and Z. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of Class B shares. The Fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that Class. Gen-erally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one or more of the Classes.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Fund's invest-ments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the Transfer Agent.

                                               SMITH BARNEY
                                               ---------------------------------
                                               A Member of TravelersGroup [LOGO]






                                                                    SMITH BARNEY
                                                                    APPRECIATION
                                                                       FUND INC.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                               FD 0202 4/98

P R O S P E C T U S

                                                                    SMITH BARNEY
                                                                    Appreciation
                                                                       Fund Inc.
                                                             Class Z Shares Only

                                                             April 30, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


[LOGO] SMITH BARNEY MUTUAL FUNDS
       Investing for your future.
       Every day.

PROSPECTUS
                                                            APRIL 30, 1998
Smith Barney Appreciation Fund Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  Smith Barney Appreciation Fund Inc. (the "Fund") is an open-end, diversified management investment company which seeks long-term appreciation of sharehold-ers' capital through investments primarily in equity securities.

  This Prospectus sets forth concisely certain information about the Fund, including expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  The Class Z shares described in this Prospectus are currently offered exclu-sively for sale to tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") or any of its affiliates ("Qualified Plans") and to certain unit investment trusts sponsored by Smith Barney or any of its affiliates ("Smith Barney UITs").

  Additional information about the Fund is contained in a Statement of Addi-tional Information ("SAI") dated April 30, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

THE FUND'S EXPENSES                             3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                            10
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             10
-------------------------------------------------
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES    11
-------------------------------------------------
PERFORMANCE                                    12
-------------------------------------------------
MANAGEMENT OF THE FUND                         13
-------------------------------------------------
ADDITIONAL INFORMATION                         15
-------------------------------------------------

--------------------------------------------------------------------------------
 No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES

  The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of Class Z shares of the Fund, based on the Fund's operating expenses for the fiscal year ended December 31, 1997:

                                      AS A % OF
  APPRECIATION FUND               AVERAGE NET ASSETS
----------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    Management fees                     0.59%
    Other expenses                       None
----------------------------------------------------
  TOTAL FUND OPERATING EXPENSES         0.59%
----------------------------------------------------

  The nature of the services for which the Fund pays management fees is described under "Management of the Fund." Other expenses in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase, Exchange and Redemption of Shares" and "Management of the Fund."

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment in Class Z shares of
  the Fund, assuming (1) 5.00% annual return
  and (2) redemption at the end of each time
  period:                                        $ 6     $19     $33     $74
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


  The following information for the three years ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information for the fiscal period ended December 31, 1992 through the fiscal year ended December 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI.

FOR A CLASS Z SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND

                             1997      1996   1995(1)      1994    1993(1)   1992(2)
---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $12.87    $11.91    $10.16    $11.02     $10.66    $10.55
---------------------------------------------------------------------------------------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income       0.24      0.24      0.23      0.20       0.19      0.03
 Net realized and
  unrealized gain (loss)     3.18      2.09      2.75     (0.24)      0.71      0.33
---------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                  3.42      2.33      2.98     (0.04)      0.90      0.36
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income      (0.26)    (0.23)    (0.23)    (0.22)     (0.18)    (0.16)
 Net realized gains         (2.09)    (1.14)    (1.00)    (0.60)     (0.36)    (0.09)
---------------------------------------------------------------------------------------
Total distributions         (2.35)    (1.37)    (1.23)    (0.82)     (0.54)    (0.25)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                      $13.94    $12.87    $11.91    $10.16     $11.02    $10.66
---------------------------------------------------------------------------------------
TOTAL RETURN                26.72%    19.66%    29.52%    (0.41)%     8.47%     3.38%++
---------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000S)                   194,070  $153,034  $131,357  $101,532   $157,876  $151,427
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses                    0.59%     0.64%     0.77%     0.64%      0.66%     0.80%+
 Net investment income       1.82      1.88      1.96      1.99       1.73      1.66+
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        57%       62%       57%       52%        52%       21%
---------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
 SHARE PAID ON EQUITY
 TRANSACTIONS (3)           $0.06     $0.06     $0.06        --         --        --
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from November 6, 1992 (inception date) to December 31,
    1992.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


  The Fund's investment objective is long-term appreciation of shareholders' capital through investments primarily in equity securities. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) which are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries. At the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. For example, the Fund may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justi-fied in relation to their underlying assets or earning power, or companies in which changes are anticipated that would result in improved operations or profitability. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national exchanges, and the Fund may make investments in foreign securities though management intends to limit such investments to 10% of the Fund's assets. In analyzing securities for invest-ment, Mutual Management Corp. ("MMC" or the "Adviser") (formerly Smith Barney Mutual Funds Management Inc.) considers many different factors, including past growth records, management capability, future earnings prospects and techno-logical innovation, as well as general market and economic factors which can influence the price of securities. While the Adviser considers dividend poten-tial in selecting investments, current income for distribution to shareholders is secondary to the Fund's principal objective of long-term capital apprecia-tion. The value of the Fund's investments, and thus the net asset value of the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests.

  Under normal market conditions, the majority of the Fund's portfolio con-sists of common stocks, but it also may contain other equity securities as described above, as well as short-term money market instruments for cash management purposes. When the Adviser believes that market conditions warrant, the Fund may adopt a temporary defensive investment posture, and invest in debt obligations, increase its investment in short-term money market instru-ments, or engage in repurchase agreement transactions with respect to the securities it is authorized to hold (as described below).

  Further information about the Fund's investment policies, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the SAI.

  INVESTMENT POLICIES AND STRATEGIES

  Lending of Portfolio Securities -- Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or obligations of the United States government and its agencies or instrumentalities ("U.S. government secu-rities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the bor-rower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, con-sist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the bor-rower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

  Short-Term Investments -- As noted above, the Fund may invest in short-term money market instruments, such as: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (in-cluding their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan asso-ciations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

  Repurchase Agreements -- The Fund will enter into repurchase agreements with banks which are issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of report-ing dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrange-ment results in a fixed rate of return that is not subject to market fluctua-tions during the Fund's holding period. Further information on repurchase agreements and the risks associated with such investments appears in the SAI.

  Foreign Securities -- The Fund may invest in securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities, together with other types of foreign securities, to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evi-dence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

  Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about indi-vidual companies, less market liquidity and political instability.

  Purchasing Put and Call Options on Securities -- The Fund may purchase put options on securities owned by the Fund and on securities which the Fund may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be par-tially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may purchase call options on a security it intends to purchase in the future to avoid the additional cost that would result from a substantial increase in the market price of the security. Prior to their expiration, put and call options may be sold in the closing sale transactions (sales by the Fund, prior to the exercise of options it has pur-chased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus related transaction costs. The Fund can invest up to 5% of its total assets in put and call options on securities.

  Stock Index Options -- The Fund may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide price movements affecting that portion of its assets invested in the country whose stocks are subject to the hedge. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indexes are similar to options on securities. Because no underlying security can be delivered, however, the option represents the hold-er's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. Options on foreign stock indexes are similar to options on domestic stock exchanges. Like domestic stock options, foreign stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. Unlike domestic stock index options, for-eign stock index options carry risks associated with investing in foreign securities. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options will be subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of the underlying index. The Fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.

  When the Fund writes an option on a stock index, it will establish a segre-gated account with the Fund's custodian, or with a foreign subcustodian in which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option. The Fund will maintain the account while the option is open.

  Futures Contracts and Related Options -- The Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency con-tracts and put and call options on these futures contracts.
These contracts will be entered into only upon the concur-rence of the Adviser that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging purposes and other permissible risk man-agement purposes, including protecting against anticipated changes in the value of securities the Fund intends to purchase.

  The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures con-tracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

  The Fund may lose the expected benefit of these futures or options transac-tions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly cor-related with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and, a result of daily price fluctuations limits, there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

  Portfolio Transactions and Turnover -- Portfolio securities transactions on behalf of the Fund are placed by the Adviser with a number of brokers and deal-ers, including Smith Barney. Smith Barney has advised the Fund that in transac-tions with the Fund, Smith Barney charges a commission rate at least as favora-ble as the rate that Smith Barney charges its comparable unaffiliated customers in similar transactions.

  The Fund generally does not engage in short-term trading but intends to pur-chase securities for long-term capital appreciation. While the Fund's portfolio turnover rate has in the past exceeded 100%, the Fund's annual portfolio turn-over rate is not expected to exceed 100%.

  Year 2000 -- The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying com-puter systems will not impair Fund services at that time.

VALUATION OF SHARES

  The net asset value per share of Class Z shares is determined as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), on each day that the NYSE is open by dividing the value of the Fund's net assets attributable to Class Z by the number of shares of the Class outstanding. The per share net asset value of the Class Z shares may be higher than those of other Classes because of the lower expenses attributable to Class Z shares.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Fund's Board of Directors determines that amortized cost reflects fair value of those instruments. Further information regarding the Fund's valu-ation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute substantially all its net investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

  Unless a shareholder is eligible for qualified distributions and instructs that dividends and capital gains distributions on shares be paid in cash and credited to the shareholder's account, dividends and capital gains distribu-tions will be reinvested automatically in additional shares of the Class at net asset value, subject to no sales charge or CDSC. In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution, shortly before December 31 in

HEAD                                                                       DATE
each year, of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the applica-tion of this tax.

 TAXES

  The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares and whether such dividends and distributions are received in cash or reinvested in addi-tional Fund shares. Distributions of net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the share-holder has held the shares for one year or less. Some of the Fund's dividends declared from net investment income may qualify for the Federal dividends-received deduction for corporations.

  Statements as to the tax status of each shareholder's dividends and distri-butions are mailed annually. Each shareholder also will receive, if appropri-ate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Share-holders should consult their plan document or tax advisors about the tax con-sequences associated with participating in a Qualified Plan or Smith Barney UIT.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

  Purchases of the Fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or Smith Barney UIT. Purchases are effected at the net asset value next determined after a purchase order is received by Smith Barney (the "trade date"). Payment is due to Smith Barney on the third business day (the "settlement date") after the trade date. Investors who make payment prior to the settlement date may designate a temporary investment (such as a money market fund of the Smith Barney Mutual Funds) for such pay-ment until settlement date. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time. There are no minimum investment requirements for Class Z shares; however, the Fund reserves the right to vary this policy at any time.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. See "Valuation of Shares." Certificates for Fund shares are issued upon request to the Fund's transfer agent.

  Shareholders may redeem their shares on any day on which the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to the close of regular trading on the NYSE are priced at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined. Shareholders acquiring Class Z shares through a Qualified Plan or a Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

  Holders of Class Z shares should consult their Qualified Plans for informa-tion about exchange options.

PERFORMANCE

  From time to time, the Fund may include its total return, average annual total return and current dividend return for Class Z shares in advertisements. These figures are based on historical earnings and are not intended to indi-cate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain dis-tributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The stan-dard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for Class Z shares by annualizing the most recent monthly distribution and dividing by the net asset value on the last day of the period for which the current dividend return is presented. The cur-rent dividend return may vary from time to time depending on market condi-tions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing the Fund's current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing the Class Z shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE FUND

 BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR --

  The Adviser is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's investment adviser. The Adviser is a wholly owned subsidi-ary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Financial Services, Life Insurance Services and Property & Casualty Insurance Services. The Adviser has been in the investment counseling business (through its predecessors) since 1940 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 1998 in excess of $100 billion.

  Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfo-lio managers and securities analysts who provide research services to the Fund. The Adviser also serves as the Fund's administrator and oversees all aspects of the Fund's administration.

  Investment advisory fees are computed daily and paid monthly at the following annual rates of the value of the Fund's average daily net assets: 0.55% up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion; 0.402% of the next $1 billion; and 0.365% of the net assets in excess of $3 billion. For the fiscal year ended December 31, 1997, the Fund paid investment advisory fees equal to 0.43% of the value of the average daily net assets of the Fund.

  Administration fees are computed daily and paid monthly at the following annual rates of the value of the Fund's average daily net assets: 0.20% up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next $1 billion; and 0.135% of the net assets in excess of $3 billion. For the fiscal year ended December 31, 1997, the Fund paid administration fees equal to 0.16% of the value of the average daily net assets of the Fund. For the Fund's last fiscal year, total operating expenses for Class Z shares were 0.59%.

 PORTFOLIO MANAGEMENT

  Harry D. Cohen, Vice President and Investment Officer of the Fund and a Man-aging Director of Smith Barney, is primarily responsible for management of the Fund's assets. Mr. Cohen has served in this capacity since January of 1979, and manages the day-to-day operations of the Fund, including making all investment decisions.

  Management's discussion and analysis and additional performance information regarding the Fund during the fiscal year ended December 31, 1997 is included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Con-sultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a mate-rial adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 DISTRIBUTOR -- SMITH BARNEY

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013, and serves as the Fund's distributor. Smith Barney is a wholly owned subsidiary of Travelers.

ADDITIONAL INFORMATION

  The Fund was incorporated in the state of Maryland on September 2, 1969 and is registered with the SEC as a diversified, open-end management investment company.

  The Fund offers shares of common stock currently classified into five Clas-ses -- A, B, C , Y and Z. Each Class represents an identical pro rata interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designa-tion of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees, if any, borne by each Class pursuant to a plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"); (d) the expenses allocable to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of Class B shares. The Fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any pur-pose upon the written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one or more of the Classes.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include a listing of the investment securities held by the Fund at the end of the period covered.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data Investor Services Group, Inc,, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  Shareholders may seek information regarding the Fund from their Smith Barney Financial Consultant.

                   [This page intentionally left blank]

                                               SMITH BARNEY
                                               ---------------------------------
                                               A Member of TravelersGroup [LOGO]








                                                                    SMITH BARNEY
                                                                    APPRECIATION
                                                                       FUND INC.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                FD0794 4/98



PROSPECTUS                                 April 30, 1998


--------------------------------------------------------------------------------

Smith Barney Appreciation Fund Inc.
3100 Breckinridge Blvd., Bldg 200

Duluth, Georgia 30099-0062
(800) 544-5445

  Smith Barney Appreciation Fund Inc. (the "Fund") is an open-end, diversified management investment company which seeks long-term appreciation of sharehold-ers' capital through investments primarily in equity securities.

  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information ("SAI") dated April 30, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Registered Representative of PFS Investments Inc. ("PFS Invest-ments"). The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

PFS DISTRIBUTORS, INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            8
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   11
-------------------------------------------------
VALUATION OF SHARES                            16
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             16
-------------------------------------------------
PURCHASE OF SHARES                             17
-------------------------------------------------
EXCHANGE PRIVILEGE                             23
-------------------------------------------------
REDEMPTION OF SHARES                           24
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           26
-------------------------------------------------
PERFORMANCE                                    26
-------------------------------------------------
MANAGEMENT OF THE FUND                         27
-------------------------------------------------
DISTRIBUTOR                                    29
-------------------------------------------------
ADDITIONAL INFORMATION                         30
-------------------------------------------------

--------------------------------------------------------------------------------
  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management invest-ment company whose investment objective is to seek long-term appreciation of shareholders' capital through investments primarily in equity securities. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers two classes of shares ("Classes") to investors purchasing through PFS Investments Registered Repre-sentatives designed to provide them with the flexibility of selecting an investment best suited to their needs--the two classes of shares available are: Class A shares and Class B shares. In addition to Class A and Class B shares, the Fund offers Class C and Class Y shares to investors purchasing through Smith Barney Inc. ("Smith Barney"), a distributor of the Fund. Those shares have different sales charges and other expenses than Class A and Class B shares which may affect performance.

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary-- Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares bear an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  PFS Investments Registered Representatives may receive different compensa-tion for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B shares is the same as that of the ini-tial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Tax-es" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through PFS Distributors, Inc. ("PFS"), a distributor of the Fund. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement

Plan. Subsequent investments of at least $50 may be made for both Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the mini-mum initial and subsequent investment requirement for both Classes is $25. The minimum initial and subsequent investment requirement for purchases of Fund shares through the Systematic Investment Plan described below is $25. See "Pur-chase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month for Fund shares in an amount of at least $25. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Adviser") (formerly Smith Barney Mutual Funds Management Inc.) MMC serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from PFS Shareholder Services (the "Sub-Transfer Agent"). See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or

CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The value of the Fund's investments will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests. The Fund may purchase put and call options on securities as well as enter into futures contracts and purchase and write
(sell) options on these contracts. The Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. The Fund may invest in foreign securities though management intends to limit such investments to 10% of the Fund's assets. Foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and estimated expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Fund's operating expenses for its most recent fiscal year:

  APPRECIATION FUND                                    CLASS A CLASS B
----------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)               5.00%   None
    Maximum CDSC (as a percentage of original cost or
      redemption proceeds, whichever is lower)          None*   5.00%
----------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of offering price)
    Management Fees                                     0.59%   0.59%
    12b-1 Fees**                                        0.25%   1.00%
    Other Expenses                                      0.11%   0.14%
----------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                         0.95%   1.73%
----------------------------------------------------------------------

 * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." PFS receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. With respect to Class B shares, PFS receives an annual 12b-1 fee of 1.00% of the value of average daily net assets of that Class, consisting of a 0.25% service fee and a 0.75% distribution fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

  EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  APPRECIATION FUND                            1 YEAR 3 YEARS 5 YEARS 10 YEARS*
-------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000
  investment, assuming (1) 5.00% annual
  return and (2)
  redemption at the end of each time period:
   Class A...................................   $59     $79    $100     $161
   Class B...................................    68      84     104      183
  An investor would pay the following
  expenses on the same
  investment, assuming the same annual return
  and no
  redemption:
   Class A...................................   $59     $79    $100     $161
   Class B...................................    18      54      94      183
-------------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

FINANCIAL HIGHLIGHTS

  The following information for the three years ended December 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. The information for the fiscal years ended December 31, 1988 through December 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS A SHARES                  1997    1996  1995(1)    1994   1993(1)    1992
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                       $12.85  $11.90  $10.15   $11.01   $10.66   $10.26
--------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income          0.19    0.19    0.20     0.16     0.15     0.18
 Net realized and unrealized
 gain (loss)                    3.17    2.09    2.75    (0.24)    0.72     0.46
--------------------------------------------------------------------------------
Total Income (Loss) From
Operations                      3.36    2.28    2.95    (0.08)    0.87     0.64
--------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income         (0.20)  (0.19)  (0.20)   (0.18)   (0.16)   (0.15)
 Net realized gains            (2.09)  (1.14)  (1.00)   (0.60)   (0.36)   (0.09)
--------------------------------------------------------------------------------
Total Distributions            (2.29)  (1.33)  (1.20)   (0.78)   (0.52)   (0.24)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $13.92  $12.85  $11.90   $10.15   $11.01   $10.66
--------------------------------------------------------------------------------
TOTAL RETURN                   26.29%  19.25%  29.26%   (0.77)%   8.13%    6.29%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                    $2,526  $2,100  $1,933   $1,690   $1,579   $1,712
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       0.95%   1.00%   1.02%    1.02%    1.03%    0.88%
 Net investment income          1.47    1.52    1.71     1.61     1.35     1.58
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           57%     62%     57%      52%      52%      21%
--------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
 SHARE PAID ON EQUITY
 TRANSACTIONS(2)               $0.06   $0.06   $0.06       --       --       --
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND

CLASS A SHARES (CONTINUED)                 1991    1990     1989   1988
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR        $8.30   $8.66    $7.04  $6.49
------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                     0.18    0.23     0.18   0.18
 Net realized and unrealized gain/(loss)   2.05   (0.26)    1.90   0.69
------------------------------------------------------------------------
Total Income (Loss) From Operations        2.23   (0.03)    2.08   0.87
------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
 Net investment income                    (0.20)  (0.25)   (0.24) (0.19)
 Net realized gains                       (0.07)  (0.08)   (0.22) (0.13)
------------------------------------------------------------------------
Total Distributions                       (0.27)  (0.33)   (0.46) (0.32)
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $10.26   $8.30    $8.66  $7.04
------------------------------------------------------------------------
TOTAL RETURN                              26.94%  (0.27)%  29.55% 13.45%
------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)       $1,753  $1,103   $1,000  $ 491
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                  0.80%   0.80%    0.90%  0.90%
 Net investment income                     2.20    2.90     3.20   2.70
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      19%     30%      24%    25%
------------------------------------------------------------------------


FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

APPRECIATION FUND
CLASS B SHARES                     1997    1996   1995(1)   1994   1993(1)  1992(1)(2)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                             $12.81  $11.88  $10.14   $11.00  $10.65     $10.55
---------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income              0.07    0.08    0.11     0.13    0.06       0.01
 Net realized and unrealized
 gain (loss)                        3.15    2.08    2.74    (0.29)   0.73       0.34
---------------------------------------------------------------------------------------
Total Income (Loss) From
Operations                          3.22    2.16    2.85    (0.16)   0.79       0.35
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income             (0.06)  (0.09)  (0.11)   (0.10)  (0.08)     (0.16)
 Net realized gains                (2.09)  (1.14)  (1.00)   (0.60)  (0.36)     (0.09)
---------------------------------------------------------------------------------------
Total Distributions                (2.15)  (1.23)  (1.11)   (0.70)  (0.44)     (0.25)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      $13.88  $12.81  $11.88   $10.14  $11.00     $10.65
---------------------------------------------------------------------------------------
TOTAL RETURN                       25.31%  18.29%  28.29%  (1.53)%   7.38%      3.28%++
---------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (MILLIONS)                       $1,410  $1,134  $  988   $  761  $1,286     $1,122
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                           1.73%   1.78%   1.77%    1.80%   1.83%      1.82%+
 Net investment income              0.68    0.74    0.96     0.83    0.56       0.64+
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               57%     62%     57%      52%     52%        21%
---------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PAID ON
 EQUITY SECURITY TRANSACTIONS(3)   $0.06   $0.06   $0.06       --      --         --
---------------------------------------------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

 (2) For the period from November 6, 1992 (inception date) to December 31,
     1992.
 (3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund's investment objective is long-term appreciation of shareholders' capital through investments primarily in equity securities. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.

  The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, preferred stocks, warrants, rights and securities convertible into common stocks) which are believed to afford attractive opportunities for investment appreciation. The core holdings of the Fund are blue chip companies that are dominant in their industries. At the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. For example, the Fund may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justi-fied in relation to their underlying assets or earning power, or companies in which changes are anticipated that would result in improved operations or profitability. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national exchanges, and the Fund may make investments in foreign securities though management intends to limit such investments to 10% of the Fund's assets. In analyzing securities for invest-ment, the Adviser considers many different factors, including past growth rec-ords, management capability, future earnings prospects and technological inno-vation, as well as general market and economic factors which can influence the price of securities. While the Adviser considers dividend potential in select-ing investments, current income for distribution to shareholders is secondary to the Fund's principal objective of long-term capital appreciation. The value of the Fund's investments, and thus the net asset value of the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Fund invests.

  Under normal market conditions, the majority of the Fund's portfolio con-sists of common stocks, but it also may contain other equity securities as described above, as well as short-term money market instruments for cash man-agement purposes. When the Adviser believes that market conditions warrant, the Fund may adopt a temporary defensive investment posture, and invest in debt obligations, increase its investment in short-term money market instru-ments, or engage in repurchase agreement transactions with respect to the securities it is authorized to hold (as described below).

  Further information about the Fund's investment policies, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the SAI.

  INVESTMENT POLICIES AND STRATEGIES

  Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or obligations of the United States government or its agencies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recov-ery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

  Short-Term Investments. As noted above, the Fund may invest in short-term money market instruments, such as: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (in-cluding their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan asso-ciations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

  Repurchase Agreements. The Fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrange-ment results in a fixed rate of return that is not subject to market fluctua-tions during the Fund's holding period. Further information on repurchase agreements and the risks associated with such investments appears in the SAI.

  Foreign Securities. The Fund may invest in securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the Fund's investment in these types of securities, together with other types of foreign securities, to 10% of the Fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evi-dence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

  Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about indi-vidual companies, less market liquidity and political instability.

  Purchasing Put and Call Options on Securities. The Fund may purchase put options on securities owned by the Fund and on securities which the Fund may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be par-tially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may purchase call options on a security it intends to purchase in the future to avoid the additional cost that would result from a substantial increase in the market price of the security. Prior to their expiration, put and call options may be sold in closing sale transac-tions (sales by the Fund, prior to the exercise of options it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus related transaction costs. The Fund can invest up to 5% of its total assets in put and call options on securities.

  Stock Index Options. The Fund may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide price movements affecting that portion of its assets invested in the country whose stocks are subject to the hedge. A stock index measures the movement of a cer-tain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indexes are similar to options on securities. Because no underlying security can be delivered, however, the option represents the hold-er's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. Options on foreign stock indexes are similar to options on domestic stock exchanges. Like domestic stock index options, foreign stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. Unlike domestic stock index options, foreign stock index options carry risks associated with investing in foreign securities. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diver-sification of the Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, suc-cessful use by the Fund of options will be subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of the underlying index. The Fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.

  When the Fund writes an option on a stock index, it will establish a segre-gated account with the Fund's custodian, or with a foreign subcustodian in which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option. The Fund will maintain the account while the option is open.

  Futures Contracts and Related Options. The Fund may enter into futures con-tracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency contracts and put and call options on these futures contracts.
These contracts will be entered into only upon the concurrence of the Adviser that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges desig-nated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging purposes and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Fund intends to purchase.

  The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures con-tracts to purchase the underlying instrument and call options purchase or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

  The Fund may lose the expected benefit of these futures or options transac-tions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly cor-related with changes in the value of its portfolio securities. Successful use of futures and related options is subject to the Adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and, as a result of daily price fluctuations limits, there can be no assurance the offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

  Portfolio Transactions and Turnover. Portfolio securities transactions on behalf of the Fund are placed by the Adviser with a number of brokers and deal-ers, including Smith Barney. Smith Barney has advised the Fund that in transac-tions with the Fund, Smith Barney charges a commission rate at least as favora-ble as the rate that Smith Barney charges its comparable unaffiliated customers in similar transactions.

  The Fund generally does not engage in short-term trading but intends to pur-chase securities for long-term capital appreciation. While the Fund's portfolio rate has in the past exceeded 100%, the Fund's annual portfolio turnover rate is not expected to exceed 100%.

  Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by PFS, the Fund's Distribu-tor, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and cal-culated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and PFS have advised the Fund that they have been reviewing all of their computer sys-tems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modify-ing their systems with the same goal. There can, however, be no assurance that the Adviser, PFS or any other service provider will be successful, or that interaction with other non-complying systems will not impair Fund services at that time.


VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Fund's Board of Directors determines that amortized cost is the fair value of those instruments. Further information regarding the Fund's valu-ation policies is contained in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of its net investment income (that is, its income other than its net realized capital gains) and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. In order to avoid the application of a 4.00% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, the Fund may make an additional distribution, shortly before December 31 in each year, of any undistributed ordinary income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.

  The per share dividends on Class B shares of the Fund may be lower than the per share dividends on Class A shares principally as a result of the distribu-tion fee applica-ble with respect to Class B shares. Distributions of capital gains, if any, will be in the same amount for Class A and Class B shares.

 TAXES

  The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code. To qualify, the Fund must first meet cer-tain tests, including the distribution of at least 90% of its investment com-pany taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital loss-
es).

  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Fund shares and whether such dividends and distributions are received in cash or reinvested in addi-tional Fund shares. Distributions of net realized long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the share-holder has held the shares for one year or less. Some of the Fund's dividends declared from net investment income may qualify for the Federal dividends-received deduction for corporations.

  Statements as to the tax status of each shareholder's dividends and distribu-tions are mailed annually. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the Federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their own tax advisors about the status of the Fund's dividends and distributions for state and local tax liabilities.

PURCHASE OF SHARES


 GENERAL

  The Fund offers two Classes of shares to investors purchasing through PFS Investments Registered Representatives. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

  Initial purchases of Fund shares must be made through a PFS Investments Reg-istered Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to the Sub-Transfer Agent, 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the Sub-Transfer Agent.

  Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan in the Fund. Subsequent investments of at least $50 may be made for both Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial and subsequent investment requirement for both Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds or other mutual funds affiliated with Travelers, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares pur-chased will be held in the shareholder's account by the Sub-Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Sub-Transfer Agent. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $25 per returned purchase by PFS or the Sub-Transfer Agent.

  The minimum initial investment requirement in a Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

  Purchase orders received by the Sub-Transfer Agent prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the Sub-Transfer Agent is authorized through pre-authorized transfers of $25 or more to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quar-terly basis to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by PFS or the Sub-Transfer Agent. A shareholder who places a stop payment on a transfer or the transfer is returned for account closed, will also be charged a fee of $25 by PFS or the Sub-Transfer Agent.

 INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                SALES CHARGE AS
                         ------------------------------      DEALERS'
                              % OF           % OF       REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
  Less than  $ 25,000         5.00%          5.26%             4.50%
  $ 25,000 -  49,999          4.00           4.17              3.60
    50,000 -  99,999          3.50           3.63              3.15
   100,000 - 249,999          3.00           3.09              2.70
   250,000 - 499,999          2.00           2.04              1.80
   500,000 - and over          *               *                 *
---------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to PFS, which, in turn, pays PFS Investments to compensate its Investments Representatives whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Directors, Trustees and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds or other mutual funds affiliated with Travelers; the immediate families of such persons; and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Associa-tion of Securities Dealers, Inc., provided such sales are made upon the assur-ance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repur-chase; (b) offers of Class A shares to any other investment company in connec-tion with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge equal to or greater than the maximum sales charge of the Fund) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemp-tion; (d) purchases by accounts managed by registered investment advisory sub-sidiaries of Travelers; and (e) sales through PFS Investments Registered Rep-resentatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, (ii) the shareholder paid an initial sales charge on such redeemed shares and (iii) the shares redeemed were not subject to a deferred sales charge. PFS Investments may pay its Investments Representatives an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS. In order to obtain such discounts, the purchaser must provide suffi-cient information at the time of purchase to permit verification that the pur-chase would qualify for the elimination of the sales charge.

 VOLUME DISCOUNTS

  The "Amount of Investment" referred to in the sales charge table set forth above under "Initial Sales Charge Alternative--Class A Shares" includes the purchase of Class A shares in the Fund and of other funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege."A person eligible for a volume discount includes: an individual; members of a family unit comprising a husband, wife and minor children; a trustee or other fiduciary purchasing for a single fiduciary account including pension, profit-sharing and other employee benefit trusts qualified under Sec-tion 401(a) of the Code, or multiple custodial accounts where more than one beneficiary is involved if purchases are made by salary reduction and/or pay-roll deduction for qualified and nonqualified accounts and transmitted by a common employer entity. Employer entity for payroll deduction accounts may include trade and craft associations and any other similar organizations.

 LETTER OF INTENT

  A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Fund and other Smith Barney Mutual Funds that are offered with a sales charge listed under "Exchange Privilege" over a 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to com-pute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the differ-ence between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a PFS Investments Registered Representative or the Sub-Transfer Agent to obtain a Letter of Intent applica-tion.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares, and (b) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a pur-chase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney state-ment month. The following table sets forth the rates of the charge for redemp-tions of Class B shares by shareholders.

     YEAR SINCE PURCHASE
     PAYMENT WAS MADE      CDSC
--------------------------------
     First                 5.00%
     Second                4.00
     Third                 3.00
     Fourth                2.00
     Fifth                 1.00
     Sixth and thereafter  0.00
--------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fee. There will also be converted at that time such propor-tion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to PFS.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the pur-chase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appre-ciation ($200) and the value of the reinvested dividend shares ($60). There-fore, $240 of the $500 redemption proceeds ($500-$260) would be charged at a rate of 4% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemption of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemption of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a share-holder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemp-tion.

  CDSC waivers will be granted subject to confirmation by PFS of the sharehold-er's status or holdings, as the case may be.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

  FUND NAME:

    . Concert Investment Series--Emerging Growth Fund

    . Concert Investment Series--Government Fund

    . Concert Investment Series--Growth Fund

    . Concert Investment Series--Growth and Income Fund

    . Concert Investment Series--International Equity Fund

    . Concert Investment Series--Municipal Bond Fund

    . Concert Peachtree Growth Fund

    . Concert Social Awareness Fund

    . Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    . Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    . Smith Barney Concert Allocation Series Inc.--Global Portfolio

    . Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    . Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    . Smith Barney Concert Allocation Series Inc.--Income Portfolio

    . Smith Barney Exchange Reserve Fund+

    . Smith Barney Investment Grade Bond Fund

    . Smith Barney Money Funds, Inc.--Cash Portfolio

-----------
  + Available for exchange with Class B shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds listed under "Exchange Privilege," which position the shareholder would be expected to main-tain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Exchanges will be processed at the net asset value next determined. Redemp-tion procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identi-cal to the registration of the shares of the fund exchanged, no signature guar-antee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describ-ing the shares to be acquired. The Fund reserves the right to modify or discon-tinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

  Shareholders may redeem some or all of their shares of the Fund for cash at any time by sending a written request in proper form directly to the Sub-Trans-fer Agent, PFS Shareholder Services, at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062. Shareholders who, after reviewing the information below, have questions on how to redeem their accounts should contact the Sub-Transfer Agent at (800) 544-5445 or Spanish-speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

  As described under "Purchase of Shares," redemptions of Class B shares are subject to a CDSC.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registra-tion. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner(s) at the record address, if the sharehold-er(s) has had an address change in the past 45 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaran-teed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly completed Redemption Form with any required signature guarantees is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is required by the Sub-Transfer Agent in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Addi-tionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

  A shareholder may utilize the Sub-Transfer Agent's FAX to redeem his or her account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the Sub-Transfer Agent at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach the Sub-Trans-fer Agent by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above. Facsimile redemptions received by the Sub-Transfer Agent prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

  In all cases, the redemption price is the net asset value per share of the Fund next determined after the request for redemption is received in proper form by the Sub-Transfer Agent. Payment for shares redeemed will be made by check mailed within three days after acceptance by the Sub-Transfer Agent of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check or draft, the Sub-Transfer Agent may hold the payment of the proceeds until the purchase check or draft has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  After following the above-stated redemption guidelines, a shareholder may elect to have the redemption proceeds wire-transferred directly to the share-holder's bank account of record (defined as a currently established pre-autho-rized draft on the shareholder's account with no changes within the previous 45 days), as long as the bank account is registered in the same name(s) as the account with the Fund. If the proceeds are not to be wired to the bank account of record, or mailed to the registered owner, a signature guarantee will be required from all shareholders. A $25 service fee will be charged by the Sub-Transfer Agent to help defray the administrative expense of executing a wire redemption. Redemption proceeds will normally be wired to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the sharehold-er's bank account by his/her bank within 48 to 72 hours.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retire-ment plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Sub-Transfer Agent.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size). The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A and Class B shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differ-ing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current divi-dend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (in-cluding sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other invest-ment companies and other investment vehicles. The Fund may also include com-parative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS

  Overall responsibility for the management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with its distributors, investment adviser and administrator, custodian and Sub-Transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR

  The Adviser, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser and administrator and manages the day-to-day operations of the Fund pursuant to investment advisory and administra-tion agreements entered into by the Adviser and the Fund. The Adviser, which is a registered investment adviser, has (through its predecessors) been in the investment counseling business since 1968 and renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998, in excess of $100 billion.

  Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfo-lio managers and securities analysts who provide research services to the Fund. The Adviser also serves as the Fund's Administrator and oversees all aspects of the Fund's administration.

  Investment advisory fees are computed daily and paid monthly at the following annual rates of the Fund's average daily net assets 0.55% up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion; 0.402% of the next $1 billion, and 0.365% of the net assets in excess of $3 billion. For the fiscal year ended December 31, 1997, the Fund paid investment advisory fees equal to 0.43% of the value of its net assets.

  Administration fees are computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.20% up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next billion; and 0.135% of net assets in excess of $3 billion. For the fiscal year ended December 31, 1997, the Fund paid administration fees equal to 0.16% of the value of the average daily net assets of the Fund. For the Fund's most recent fiscal year, total operating expenses were 0.95% and 1.73% for Class A and B shares, respectively.

 PORTFOLIO MANAGEMENT

  Harry D. Cohen, Vice President and Investment Officer of the Fund and Manag-ing Director of Smith Barney, is primarily responsible for management of the Fund's assets. Mr. Cohen has served in this capacity since January 1979, and manages the day-to-day operations of the Fund including making all investment decisions.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended December 31, 1997 are included in the Annual Report dated December 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from the Sub-Transfer Agent or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

DISTRIBUTOR

  PFS is located at 3100 Breckinridge Boulevard, Duluth, Georgia 30099-0001. PFS distributes shares of the Fund as a principal underwriter and as such con-ducts a continuous offering pursuant to a "best efforts" arrangement requiring PFS to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), PFS is paid an annual service fee with respect to Class A and Class B shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. PFS is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS which, in turn, pays PFS Investments to pay its Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing pro-spectuses to potential investors; payments to and expenses of Registered Rep-resentatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to PFS Investments Registered Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. PFS Investments Reg-istered Representatives may receive different levels of compensation for sell-ing different Classes of shares.

  PFS Investments may be deemed to be an underwriter for purposes of the Secu-rities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Rep-resentatives. Such incentives do not have any effect on the net amount invest-ed. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensa-tion to PFS Investments Registered Representatives that sell shares of the Fund.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by PFS and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by PFS, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Fund was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 2, 1969, as amended from time to time, and is registered with the SEC as a diversified open-end management investment compa-ny. The Fund offers to investors purchasing through PFS shares of common stock currently classified into two Classes, A and B. Each Class represents an iden-tical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Fund's Board of Directors does not anticipate that there will be any con-flicts among the interests of the holders of the two Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  PFS Shareholder Services, located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062, serves as the Fund's Sub-Transfer Agent.

  The Fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class of shares.

  The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund plans to consoli-date the mailing of its Prospectuses so that a shareholder having multiple accounts (i.e., individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact the Fund's Sub-Trans-fer Agent. Also available at the shareholder's request, is an Account Tran-script identifying every financial transaction in an account since it was opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested.

  Additional copies of tax forms are available at the Shareholder's request. A $10 charge fee for each tax form will be assessed.

  Additional information regarding the Fund's services may be obtained by con-tacting the Client Services Department at (800) 544-5445.

PART B

	Smith Barney
Appreciation Fund Inc.

388 Greenwich Street
New York, New York 10013
(800) 451-2010

Statement of Additional Information
April 30, 1998


This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Appreciation Fund Inc. (the "Fund") dated April 30, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from any Smith Barney Financial Consultant, or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

For ease of reference, the same section headings are used in both the Prospectus and this Statement of Additional Information, except where shown below:

Management of the Fund	1
Investment Objective and Management Policies	6
Purchase of Shares	12
IRA and Other Prototype Retirement Plans	13
Redemption of Shares	14
Distributors	15
Valuation of Shares 	17
Exchange Privilege	18
Performance Data  	18
Taxes (See in the Prospectus "Dividends, Distributions and Taxes")	21
Additional Information 	23
Financial Statements 	23

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are the following:
Name	Service
Smith Barney Inc.
	("Smith Barney")
PFS Distributors, Inc.
	("PFS Distributors") 	Distributors
Mutual Management Corp.
	("MMC")	Investment Adviser and
Administrator
PNC Bank, National Association
	("PNC") 	Custodian
First Data Investor Services Group, Inc.,
	(the "Transfer Agent") 	Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this Statement of Additional
Information.

Directors and Executive Officers of the Fund

The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person'' of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Herbert Barg, Director (Age 75). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

*Alfred J. Bianchetti, Director (Age 75). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody, Director (Age 76). Consultant, HMK Associates, a financial consulting firm; retired Vice Chairman of the Board of Restaurant Associates Corp. Director of Jaclyn, Inc., an apparel design and manufacturing company. His address is HMK Associates, Three ADP Boulevard, Roseland, New Jersey 07068.

Dwight B. Crane, Director (Age 60). Professor, Graduate School of Business Administration, Harvard University; Business Consultant. His address is Graduate School of Business Administration, Harvard
University, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 67). Managing Partner of Dorsett McCabe Management, Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe, Director (Age 71). Chairman of the Board and Chief Executive Officer of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann, Director (Age 67). Financial Consultant. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board, President and Investment Officer (Age 64). Managing Director of Smith Barney and Chairman of Smith Barney Strategy Advisers Inc.; Director and President of MMC and Travelers Investment Adviser, Inc. ("TIA"); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"), Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board and Investment Officer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 64). President, Cornelius C.
Rose Associates, Inc., Financial Consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is P.O. Box 355, Fair Oaks, Enfield, New Hampshire 03748.


Lewis E. Daidone, Senior Vice President and Treasurer (Age 40).
Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Harry D. Cohen, Vice President and Investment Officer (Age 55).
Managing Director of Smith Barney; Executive Vice President of Smith Barney; prior to July 1993, President of Asset Management Division of Shearson Lehman Brothers and Executive Vice President of Shearson Lehman Brothers. Mr. Cohen also serves as Vice President and Investment Officer of 1 other of the Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 47). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388
Greenwich Street, New York, New York 10013.


Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of April 3, 1998, the Directors and officers of the Fund, as a group, owned less than 1.00% of the outstanding common stock of the Fund. As of April 3, 1998, to the knowledge of the Fund and the Board of Directors, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund with the exception of the following:



Shareholder
Class
Percent Ownership



Citibank NA Cust. Smith
Barney
Shearson 401K Savings Plan
Smith Barney Account
111 Wall Street
New York, New York 10043
Class Z
99.94%





Smith Barney Concert
Allocation Series Inc.
Balanced Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522

Class Y
65.67%
Smith Barney Concert
Allocation Series Inc.
Conservative Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522
Class Y
17.78%





Smith Barney Concert
Allocation Series Inc.
Select Balanced Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522
Class Y
8.88%
Smith Barney Concert
Allocation Series Inc.
Income Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522
Class Y
5.12%


No officer, director or employee of Smith Barney or any parent or subsidiary receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $3,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they receive $l,500 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All Directors are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings.

For the calendar year ended December 31, 1997, the Directors of the Fund were paid the following compensation.


											Total
					Pension or	Compensation	Number of
					Retirement	from Fund		Funds for
		Aggregate	Benefits Accrued	and Fund	Which director
		Compensation 	as part of 	Complex	Serves Within
Name of Person   from Fund  Fund Expenses  Paid to Directors	 Fund Complex

Herbert Barg	$5,700	$0	$100,550	16
Alfred  Bianchetti	5,600	0	49,800	11
Martin Brody	5,500	0	119,600	19
Dwight Crane	5,600	0	137,725	22
Burt Dorsett	5,600	0	46,900	11
Elliot Jaffe	5,600	0	49,600	11
Stephen Kaufman	5,700	0	86,050	13
Joseph McCann	5,700	0	50,700	11
Heath McLendon+	0	0	0		42
Cornelius Rose	5,700	0	50,800	11


+   Designates an "interested" Director.





Investment Adviser and Administrator-MMC

MMC (formerly Smith Barney Mutual Funds Management Inc.) serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"), which was first approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund or Smith Barney (the "Independent Directors"), on April 1, 1993 and by shareholders on June 1, 1993 which was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors of the Fund or Smith Barney, on July 16, 1997. The services provided by MMC under the Advisory Agreement are described in the Prospectus under "Management of the Fund." MMC pays the salary of any officer and employee who is employed by both it and the Fund. MMC bears all expenses in connection with the performance of its services. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Travelers Group Inc. ("Travelers").


As compensation for MMC's investment advisory services rendered to the Fund, the Fund pays a fee computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.55%, up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion, 0.402% of the next $l billion; and 0.365% of the net assets in excess of $3 billion. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $16,921,518, $14,352,911 and $12,764,132, respectively, in investment advisory fees.

MMC also serves as administrator to the Fund pursuant to a written agreement dated April 10, 1994 (the "Administration Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors of the Fund or Smith Barney, on July 16, 1997. The services provided by MMC under the Administration Agreement are described in the Prospectus under "Management of the Fund." MMC pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the Fund, MMC receives a fee computed daily and paid monthly at the following annual rates: 0.20%, of the value of the Fund's average daily net assets up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next $1 billion and 0.135% of the net assets in excess of $3 billion. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $6,212,415, $5,262,374 and $4,675,818 in administration fees.

The Fund bears expenses incurred in its operation including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or MMC; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

MMC and the Fund have agreed that it in any fiscal year the aggregate expenses of the Fund (including fees paid pursuant to the Advisory and Administration Agreements, but excluding interest, taxes, brokerage, fees paid pursuant to the Fund's services and distribution plan, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, MMC will, to the extent required by state law, reduce its management fees by such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. [The most restrictive state expense limitation applicable to the Fund would require MMC to reduce its fees in any year that such excess expenses exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million of average net assets and 1.50% of the remaining average assets. No fee reduction was necessary for the 1997,1996 or 1995 fiscal years.


Counsel and Auditors

Willkie Farr & Gallagher serves as counsel to the Fund. The Independent Directors of the Fund have selected Stroock & Stroock & Lavan, LLP to serve as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending December 31, 1998.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to such investments, policies and strategies.

Money Market Instruments. As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation the ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only it they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specialized levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required: (a) to pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) to maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, MMC will carefully evaluate such investments on a case-by-case basis. Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.

American, European and Continental Depositary Receipts. The Fund may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

Lending of Portfolio Securities. As stated in the Prospectus, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value. The Fund may not lend its portfolio securities to Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the value of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in .connection with the loan; and ( f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by MMC to be of good standing and will not be made unless, in the judgment of MMC, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower; and/or
(b) a third party, which is unaffiliated with the Fund or with Smith Barney and, which is acting as a "finder."

Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Preferred Stock. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Futures Contracts and Related Options. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by the Fund. For example, futures contracts for the sale of foreign currency might be entered into to protect against declines in the value of currencies in which portfolio securities are denominated; and put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by the Fund that is being hedged.

	On other occasions, the Fund may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

	The Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and the Fund may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Fund.


Options on Securities.    The Fund may purchase put and call options on
securities owned by the Fund and on securities which the Fund may acquire in the future. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expect to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

	Although the Fund generally will purchase only those options for which MMC believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered inadequate certain of the facilities of the Clearing Corporation and securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of MMC and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.


Stock Index Options. 	The Fund may purchase and write put and call
options on domestic and foreign stock indexes for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500"). Indexes also may be based on an industry or market segment.

	Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

	The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to MMC's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

	The Fund will engage in stock index options transactions only when determined by MMC to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions l through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Fund's Board of Directors at any time. In accordance with these restrictions, the Fund will not:

1. 		Invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act 	and the 	rules,
regulations and orders thereunder.

2. 		Issue "senior securities" as defined in the 1940 Act and the
rules, regulations and orders thereunder,  	except as permitted under the
1940 Act and the rules,  regulations and orders  thereunder.

3.	Invest more than 25% of its total assets in securities, the
issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Borrow money, except that (a)  the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5. 	Make loans.  This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. 	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. 	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate
(including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.

8. 	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Invest more than 5% of the value of its net assets in warrants, included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock
Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10.	Invest in mineral-type programs or leases.

11.	Purchase or otherwise acquire any security if, as a result, more than l5% of its net assets would be invested in securities that are illiquid.

12.	Purchase the securities of any other open-end investment company, except through a purchase on the open market involving no commission or profit to a sponsor or dealer (other than the customary stock exchange or over-the-counter brokerage commission) and except as part of a merger, consolidation or acquisition of assets.

13.	Invest for the purpose of exercising control of management.

14.	Purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause its investments in such companies to exceed 5% of the value of its total assets. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Certain of these restrictions were adopted as the result of undertakings to state securities commissions and must be complied with only as long as the Fund's shares are registered in the particular state. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above such as those regarding oil and mineral leases and real estate limited partnerships.

Certain Investment Activities

While the Fund is authorized to borrow money from banks for purposes of investment (leveraging) and to invest in securities of foreign issuers, it has no current intention of engaging in these investment activities and will do so only when the Fund's Board of Directors determines that either or both of these activities are in the best interests of shareholders.

Portfolio Turnover

The Fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. While the Fund's portfolio turnover rate has in the past exceeded 100%, the Fund's annual portfolio turnover rate is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of the securities in the Fund's portfolio were replaced once during a period of one year.
The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal years ended December 31, 1997 and 1996, the Fund's portfolio turnover rate was 57% and 62%, respectively.

Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Fund's shares as well as by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover rates will largely depend on the level of purchases and redemptions of Fund shares. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent that the Fund realizes short-term gains as the result of more portfolio transactions, such gains would be taxable to shareholders at ordinary income tax rates.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by MMC, subject to the overall supervision and review of the Fund's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of MMC.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid total brokerage commissions of $4,113,439, $4,357,932 and $3,736,847, respectively.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. MMC, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. MMC receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which MMC exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MMC's fee under the Advisory Agreement is not reduced by reason of its receiving such brokerage and research services. The Fund's Board of Directors, in its discretion, may authorize MMC to cause the Fund to pay a broker that provides brokerage and research services to MMC a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17(e) thereunder, the Fund's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Smith Barney or an affiliate of Smith Barney if, in MMC's judgment, the use of Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Smith Barney to effect such transactions; and (b) Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions. For the fiscal year ended December 31, 1997, the Fund paid $593,460 in brokerage commissions to Smith Barney, or 14.40% of the total brokerage commissions paid. Smith Barney secured 11.0% of the aggregate dollar amount of transactions involving commissions during the 1997 fiscal year. For the 1997, 1996 and 1995 fiscal years, the Fund paid $557,460, $685,248 and $637,506, respectively, in brokerage commissions to Smith Barney.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by MMC, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by MMC are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MMC to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501 (c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class Y and Class Z share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C shares, and of Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements incorporated by reference in their entirety into this Statement of Additional Information.


IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective beginning January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI").
For married couples filing jointly, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1998.

Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).


REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commenced.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.


DISTRIBUTORS

Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement (the "Distribution Agreement") which was most recently approved by the Fund's Board of Directors on July 16, 1997. For the fiscal years ended December 31, 1997, 1996 and 1995, Smith Barney received approximately $2.0 million, $1.8 million and $1.7 million, respectively, in sales charges for the sale of Class A shares and did not reallow any portion thereof to dealers. For the fiscal years ended December 31, 1997, 1996 and 1995, Smith Barney received approximately $1,305,000, $1,512,000 and $1,912,000, respectively, representing CDSC on redemptions of the Fund's Class B shares. For the fiscal years ended December 31, 1997, 1996, and 1995, Smith Barney received approximately $9,000, $6,000 and $4000, respectively, representing CDSC on redemptions of the Fund's Class C shares.

PFS Distributors, located at 3100 Breckinridge Blvd., Building 200, Duluth, Georgia 30199-0062, also, serves as one of the Fund's distributors on a best efforts basis requiring PFS Distributors to take and pay for only such securities as may be sold to the public pursuant to a Distribution Agreement dated July 1, 1995. The only classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares.

When payment is made by the investor, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Smith Barney money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.


For the fiscal year ended December 31, 1997, Smith Barney and/or PFS Distributors incurred distribution expenses totaling approximately $19,137,273 for advertising, printing and mailing of Prospectuses, support services, to Smith Barney Financial Consultants, and in accruals for interest on the excess of Smith Barney expenses incurred in distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney and/or PFS Distributors from the Fund.

Distributions Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Pursuant to the Plan (described above), PFS Distributors is paid an annual service fee with respect to Class A and Class B shares of the Fund sold through PFS Distributors at the annual rate of 0.25% of the average daily net assets of the respective Class. PFS Distributors is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS Distributors, which in turn, pays PFS Investments Inc. ("PFS Investments") to pay its Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

The payments to PFS Investments Registered Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. PFS Investments Registered Representatives may receive different levels of compensation for selling different Classes of shares.

PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of the Fund.



The following service and distribution fees were incurred during the periods indicated:

DISTRIBUTION PLAN FEES


Fiscal Year
Ended
12/31/97

Fiscal
Year
Ended
12/31/96

Fiscal Year
Ended
12/31/95
CLASS A
$   5,849,540
  $
5,002,144

$4,551,117
CLASS B
   12,927,331

10,505,436

8,770,866
CLASS C

360,402

203,764

87,811


Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Fund's Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Class. Pursuant to the Plan, Smith Barney and PFS Distributors will provide the Fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Fund's Board of Directors.


EXCHANGE PRIVILEGE

Except as noted below, shareholders of any Smith Barney Mutual Fund may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

	A.	Class A shares of any fund purchased with a sales charge may be exchanged for Class A shares of any of the other funds, and the sales charge differential, if any, will be applied.
Class A shares of any fund may be exchanged without a sales charge for shares of the funds that are offered without a sales charge. Class A shares of any fund purchased without a sales charge may be exchanged for shares sold with a sales charge, and the appropriate sales charge differential will be applied.

	B.	Class A shares of any fund acquired by a previous exchange
of shares purchased with a sales charge may be exchanged for Class A shares of any of the other funds, and the sales charge differential, if any, will be applied.

	C.	Class B shares of any fund may be exchanged without a sales
charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

Dealers other than Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Fund may quote total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

				P(1 + T)n = ERV
	Where	P	=	a hypothetical initial payment of $1,000
		T	=	average annual total return
		n	=	number of years
		ERV	=	Ending Redeemable Value of a hypothetical $1,000
investment
				made at the beginning of a 1-, 5- or 10-year
period at the end
				of the 1-, 5- or 10-year period (or fractional
portion thereof),
				assuming reinvestment of all dividends and
distributions.

Class A's average annual total return was as follows for the periods indicated:

19.95% for the one-year period beginning on January 1, 1997 through December 31, 1997
14.69% per annum during the five-year period beginning on January 1, 1993 through December 31, 1997
14.64% per annum during the ten-year period beginning on January 1, 1988 through December 31, 1997

The average annual total return figures assume that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's average annual total return for those same periods would have been 26.29%, 15.87% and 15.23%, respectively.

Class B's average annual total return was as follows for the periods indicated:

20.31% for the one-year period beginning on January 1, 1997 through December 31, 1997
14.88% per annum during the five-year period beginning on January 1, 1993 through December 31, 1997
15.23% for the period from inception (November 6, 1992) through December
31, 1997

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class B's average annual total return for those same periods would have been 25.31%, 14.99% and 15.23%, respectively.

Class C's (formerly Class D's) average annual total return was as follows for the periods indicated:

24.31% for the one-year period beginning on January 1, 1997 through December 31,1997
14.61% for the period from inception (February 4, 1993) through December
31,1997

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class C's average annual total return for those same periods would have been 25.31% and 14.61%, respectively.


Class Y's average annual total return was as follows for the period indicated:

26.70% for the one-year period beginning on January 1, 1997 through December 31,1997
23.10% for the period from inception (January 30, 1996) through December
31,1997

Class Y shares do not incur sales charges nor CDSCs.

Class Z's average annual total return was as follows for the periods indicated:

26.72% for the one-year period beginning on January 1, 1997 through December 31,1997
16.23% per annum during the five-year period beginning on January 1, 1993 through December 31, 1997
16.46% for the period from inception (November 6, 1992) through December
31, 1997

Class Z shares do not incur sales charges nor CDSCs.

Aggregate Total Return

"Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

ERV - P
  P

	Where:	P	=	a hypothetical initial payment of $10,000
		ERV	=	Ending Redeemable Value of a hypothetical
$10,000 investment
				made at the beginning of a 1-, 5- or 10-year
period at the end
				of the 1-, 5- or 10-year period (or fractional
portion thereof),
				assuming reinvestment of all dividends and
distributions.

Class A's aggregate total return was as follows for the periods indicated:

19.95% for the one-year period beginning on January 1, 1997 through December 31, 1997
98.45% for the five-year period beginning on January 1, 1993 through December 31, 1997
292.24% for the ten-year period beginning on January 1, 1988 through December 31, 1997

These aggregate total return figures assume the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's aggregate total return for those same periods would have been 26.29%, 108.88% and 312.79% respectively.

Class B's aggregate total return was as follows for the periods indicated:

20.31% for the one-year period beginning on January 1, 1997 through December 31, 1997
100.07% for the five-year period beginning on January 1, 1993 through December 31, 1997
107.66% for the period from inception (November 6, 1992) through December 31, 1997.

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum applicable CDSC had not been deducted, Class B's aggregate total return for those same periods would have been 25.31%, 101.07% and 107.66%, respectively.


Class C's aggregate total return was as follows for the periods indicated:

24.31% for the one-year period beginning on January 1, 1997 through December 31, 1997
95.23% for the period from inception (February 4, 1993) through December
31, 1997

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption.
If the maximum applicable CDSC had not been deducted, Class C's aggregate total return for those same periods would have been 25.31% and 95.23%, respectively.

Class Y's average annual total return was as follows for the period indicated:

26.70% for the one-year period beginning on January 1, 1997 through December 31, 1997
49.06% for the period from inception (January 30, 1996) through December
31,1997

Class Y shares do not incur sales charges nor CDSCs.

Class Z's average annual total return was as follows for the periods indicated:

26.72% for the one-year period beginning on January 1, 1997 through December 31,1997
112.16% for the five-year period beginning on January 1, 1993 through December 31, 1997
119.33% for the period from inception (November 6, 1992) through December 31, 1997

Class Z shares do not incur sales charges nor CDSCs.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio, operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. If the Fund (a) qualifies as a regulated investment company and (b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.

Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if the Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.

Any net long-term capital gains realized by the Fund will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

The portion of the dividends received from the Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 for certain preferred stocks). The Fund's holding period will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell or entering into a short sale of substantially identical stock or securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to shares that a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date that such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared but unpaid, dividends) or (b) the date that the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will he added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

The Fund was incorporated on September 2, 1969 under the name The
Shearson Appreciation Fund, Inc. On October 28, 1987, November 5, 1995, July 30, 1993 and October 14, 1994, the Fund changed its name to
Shearson Lehman Appreciation Fund Inc., Shearson Lehman Brothers
Appreciation Fund Inc., Smith Barney Shearson Appreciation Fund Inc. and Smith Barney Appreciation Fund Inc., respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under its agreement with the Fund, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended December 31, 1997 is incorporated herein by reference in its entirety.


	Smith Barney
	Appreciation
	Fund Inc.





Statement of

Additional Information









April 30, 1998





















Smith Barney
Appreciation Fund Inc.
388 Greenwich Street
New York, New York 10013



34


SMITH BARNEY APPRECIATION FUND INC.

PART C

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

         Included in Part A:

                Financial Highlights are incorporated by reference to Part A filed herewith.

         Included in Part B:

               The Registrant's Annual Report for the year ended December 31, 1997 and the Report of Independent Accountants are incorporated by reference to the Definitive 30b-1 filed on
               March 6, 1998  as  Accession  #   91155-98-
               144.

         Included in Part C:

               Consent of Independent Accountants is filed herein.

(b) Exhibits

Exhibit No.   Description of Exhibits

               All references are to the Registrant's Registration Statement on Form N-8B-1 (the "Registration Statement") as filed with the SEC on September 9, 1969 and Form N-1A File No. 2-34576 and 811-1940.

(1)(a) Registrant's Articles of Incorporation, Articles of Amendment and Articles Supplementary dated August 25, 1969, May 9, 1983, August 26, 1987, July 20, 1989, November 2, 1992, and July
         30, 1993, respectively, are incorporated by reference to Post-Effective Amendment No. 34 filed on December 29, 1993 ("Post-Effective Amendment No. 34").

(b) Registrant's Articles of Amendment dated October 14, 1994, Form of Articles Supplementary dated November 7, 1994 and Form of Articles of Amendment dated November 7, 1993 are incorporated by reference to Post-Effective Amendment No. 37 filed on November 7, 1994 ("Post-Effective Amendment No. 37").

(2)(a)         Registrant's  By-Laws  are  incorporated   by
         reference to the Registration Statement.

(b)            Amendment   to   Registrant's   By-Laws   are
         incorporated   by   reference   to   Post-Effective
         Amendment No. 24 filed on February 29, 1988.

(c)            Amendment   to  Registrant's  By-Laws   dated
         January   24,  1987  and  October  21,   1987   are
         incorporated   by   reference   to   Post-Effective
         Amendment No. 26.

(d)       Amendment to Registrant's By-Laws dated  July  20,
1994 are filed herein.

(3)      Not Applicable.

(4)(a)        Registrant's  form  of  stock  certificate  is
         incorporated   by   reference   to   Post-Effective
         Amendment No. 31 filed on November 6, 1992  ("Post-
         Effective Amendment No. 31").

(5) Investment Advisory Agreement between the Registrant and Smith Barney Shearson Asset
         Management, dated July 30, 1993, is incorporated by reference to Post-Effective Amendment No. 34.

(6)(a)        Distribution Agreement between the  Registrant
         and  Smith  Barney Shearson Inc.,  dated  July  30,
         1993,   is  incorporated  by  reference  to   Post-
         Effective Amendment No. 34.

(b) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 39 filed on July 3, 1995 ("Post-Effective Amendment No. 39").

(7)          Not Applicable.

(8)            Form  of  Custodian  Agreement  between   the
         Registrant  and  PNC Bank, National Association  is
         incorporated   by   reference   to   Post-Effective
         Amendment No. 39.

(9)(a) Administration Agreement between the Registrant and Smith, Barney Advisers, Inc. dated April 20, 1994, is incorporated by reference to Post-Effective Amendment No. 35 filed on July 1, 1994 ("Post-Effective Amendment No. 35").

(b) Transfer Agency Agreement between the Registrant and The Shareholder Services Group, Inc., dated April 20, 1993, is incorporated by reference to Post-Effective Amendment No. 35.

(d)           Form  of Sub-Transfer Agency Agreement between
         the  Registrant  and  PFS Shareholder  Services  is
         incorporated   by   reference   to   Post-Effective
         Amendment No. 39.

(10) Opinion of Counsel regarding legality of shares being registered is incorporated by reference to Post-Effective Amendment No. 38 filed on February 28, 1995 ("Post-Effective Amendment No. 38").

(11) Consent of KPMG Peat Marwick LLP is filed herein.

(12)          Not Applicable.

(13)          Not Applicable.

(14)          Not Applicable.

(15) Amended Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc., dated November 7, 1994, is incorporated by reference to Post-Effective Amendment No. 37.

(16) Performance Data is incorporated by reference to Post-Effective Amendment No. 26..

(17)          A Financial Data Schedule is filed herein.

(18) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 40 filed on December
         22, 1995.




Item  25. Persons Controlled by or under Common Control with
Registrant

         None

Item 26. Number of Holders of Securities

              (1)                      (2)
                                  Number of Record Holders
          Title  of  Class                 by  Class  as  of
							April 3, 1998

Common stock, par             Class A   144,439
value   $.001  per  share     Class   B   100,166
                              Class C      5,119
                              Class Y            8
                              Class Z           12

Item 27. Indemnification

          Response to this item is incorporated by reference to Post-Effective Amendment No. 38.


Item  28(a).   Business and Other Connections of  Investment
Adviser


Investment Adviser - - Mutual Management Corp.
("MMC")

MMC, (formerly known as Smith Barney Mutual Funds Management Inc.) through its predecessors, has been in the investment counseling  business  since 1968  and  was  incorporated  in
December 1968 under the laws of the State of Delaware. MMC
is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Travelers
Group   Inc.("Travelers").  MMC is registered as an
investment adviser under  the Investment Advisers Act of 1940
(the  "Advisers Act").

The list required by this Item 28 of the officer and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officer and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by MMC pursuant to the Advisers Act (SEC File No. 801-8314).



Item 29. Principal Underwriters


(a) Smith Barney Inc. ("Smith Barney ") acts as principal underwriter for
Consulting Group Capital Markets Funds
Global Horizons Investment Series (Cayman Islands)
Greenwich Street California Municipal Fund Inc.
Greenwich Street Municipal Fund Inc.
Greenwich Street Series Fund
High Income Opportunity Fund Inc.
The Italy Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio II Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Puerto Rico Daily Liquidity Fund Inc.
Smith Barney Puerto Rico Equity Index and Income Fund Inc.
Smith Barney Adjustable Rate Government Income Fund
Smith Barney Aggressive Growth Fund Inc.
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Concert Allocation Series Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Intermediate Municipal Fund, Inc.
Smith Barney Investment Funds Inc.
Smith Barney Investment Trust
Smith Barney Managed Governments Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Fund, Inc.
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney Natural Resources Fund Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund Inc.
Smith Barney Principal Return Fund
Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust
Smith Barney Variable Account Funds
Smith Barney World Funds, Inc.
Smith Barney Worldwide Special Fund N.V. (Netherlands Antilles)
Travelers Series Fund Inc.
The USA High Yield Fund N.V.(Netherlands Antilles)
Worldwide Securities Limited  (Bermuda)
Zenix Income Fund Inc. and various series of unit investment trusts.


     Smith Barney is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Travelers.
 The information required by this Item 29 with respect to each director, officer and partner of Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Smith Barney pursuant to the Securities
     Exchange Act of 1934 (SEC File No. 8-8177).


(b)  PFS  Distributors ("PFS") currently acts as distributor for:  Concert Investment Series -  Growth Portfolio; Concert
Investment Series -
     Growth/Income Portfolio;  Concert Investment Series -
Government Portfolio;
     Concert Investment Series -  Municipal   Bond Portfolio; Concert
Investment Series -
     Emerging Growth Portfolio; Concert Investment Series -
International  Equity  Portfolio;
      Smith Barney Concert  Allocation Series Inc -(only the
Balanced,
      Conservative, Global, Growth, High Growth, and Income
Portfolios);
      Smith  Barney Money Funds, Inc. - Cash Portfolio;
      Smith Barney Exchange Reserve Fund; Concert Peachtree Growth Fund; Concert Social Awareness Fund; and Smith Barney
Investment  Grade
      Bond Fund.

     On May 8, 1995, PFS changed its name from Common Sense Distributors to PFS Distributors, its current name. The information required by this Item 29 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of FORM BD, filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

Item 30. Location of Accounts and Records

    (1)  Smith Barney Appreciation Fund Inc.
         388 Greenwich Street
         New York, New York 10013

    (2)  Mutual Management Corp.
         388 Greenwich Street
         New York, New York 10013

    (3)  PNC Bank, National Association
         17th & Chestnut Streets
         Philadelphia, PA 19103

    (4)  First Data Investor Services Group, Inc.
         One Boston Place
         Boston, Massachusetts 02109


Item 31. Management Services

         None


Item 32. Undertakings

         None

Rule 485(b) Certification

         The Registrant hereby certifies that it meets all of the requirements for effectiveness pursuant to Rule
485(b) under the Securities Act of 1933, as amended.


                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective
Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 28th day of April, 1998.

SMITH BARNEY APPRECIATION FUND INC.



                             By: /s/ Heath B. McLendon
                                    Heath B. McLendon,
                                    Chief Executive Officer



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration
Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature               Title                         Date

/s/ Heath B. McLendon        Director, Chairman of the Board


   4/28 /98
Heath B. McLendon

/s/ Lewis E. Daidone         Senior Vice President and
   4/28/98
Lewis E. Daidone        	Treasurer (Chief Financial
                   		and Accounting Officer)

/s/ Alfred J. Bianchetti*          Director
   4/ 28/98
Alfred J. Bianchetti

/s/ Herbert Barg*                  Director
   4/ 28 /98
Herbert Barg

/s/ Martin Brody *                 Director
   4/28/98
Martin Brody


Signature               Title                         Date

/s/ Burt N. Dorsett*               Director
   4/28 /98
Burt N. Dorsett

/s/ Dwight B. Crane*               Director
   4/ 28/98
Dwight B. Crane


/s/ Elliott S. Jaffe*              Director
   4/28 /98
Elliott S. Jaffe

/s/ Stephen E. Kaufman*       Director                       4/
28/98
Stephen E. Kaufman

/s/ Joseph J. McCann*              Director
   4/28 /98
Joseph J. McCann


/s/ Cornelius C. Rose, Jr.*        Director
   4/28 /98
Cornelius C. Rose


* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated February 20, 1996.


/s/ Heath B. McLendon
Heath B. McLendon